EXHIBIT 32.2

SECTION 906
CERTIFICATION

I, J. David Flanery, Senior Vice President and Chief Financial Officer of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               The Annual Report on Form 10-K of the Company for the annual period ended December 28, 2003 (the “Report”) fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 9, 2004	/s/ J. David Flanery
J. David Flanery
Senior Vice President and Chief Financial Officer